EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Kumar Chandrasekaran, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report of InSite
Vision Incorporated on Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of InSite Vision Incorporated.

By: /s/ S. Kumar Chandrasekaran, Ph.D.
Name: S. Kumar Chandrasekaran, Ph.D.
Title: Chief Executive Officer
Date: August 15, 2005

I, S. Kumar Chandrasekaran, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report of InSite Vision Incorporated on Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of InSite Vision Incorporated.

By: /s/ S. Kumar Chandrasekaran, Ph.D.
Name: S. Kumar Chandrasekaran, Ph.D.
Title: Chief Financial Officer
Date: August 15, 2005